                      SECOND AMENDMENT TO CREDIT AGREEMENT




     SECOND AMENDMENT TO CREDIT AGREEMENT dated as of November 6, 1998 (this "Amendment") to the Credit Agreement dated as of September 26, 1996 (as amended, the "Credit Agreement") among Univision Communications Inc. (the "Borrower"), certain Lenders party thereto (collectively, the "Lenders"), Paribas (as successor-in-interest to Banque Paribas) and The Chase Manhattan Bank, as Managing Agents (collectively, the "Managing Agents") and The Chase Manhattan Bank, as Administrative Agent (in such capacity, the "Administrative Agent").

                                R E C I T A L S

     A. The Borrower and the Lenders have agreed to amend the Credit Agreement for the following purposes: (i) to permit the sale of Station KLUZ, Channel 41, Albuquerque, New Mexico ("Station KLUZ"), (ii) to increase the mandatory prepayment thresholds for asset dispositions and (iii) to permit the Borrower to purchase, from time to time, shares of its common stock, each on the terms and conditions set forth herein.

     B. The undersigned are all of the parties to the aforesaid Credit Agreement. Unless otherwise expressly provided in this Amendment or unless the context otherwise requires, the terms defined in the Credit Agreement shall have their defined meanings when used in this Amendment.

                                   AGREEMENT

     SECTION 1. AMENDMENTS TO CREDIT AGREEMENT. Effective as of the date first set forth above, the Credit Agreement is amended as follows:

          (a) The definition of "Asset Disposition" contained in Section 1.1 is amended by deleting clause (ii) thereof and inserting the following in its place:

     "(ii) other sales of assets in the ordinary course of business which do not have a fair market value exceeding $5,000,000 in the aggregate in any fiscal year or $25,000,000 in the aggregate for the period from the Initial Closing Date through the Incremental Loan Maturity Date."

          (b) The following new definition is added to Section 1.1, in appropriate alphabetical order:

          "'BORROWER STOCK PURCHASE': the purchase by the Borrower, from time to time, of shares of its common stock in accordance with the terms of this Agreement."

          (c)  In the definition of "Fixed Charge Coverage Ratio" contained in
Section 1.1, clause (iv) is amended to read as follows:

     "(iv) Restricted Payments permitted under Section 6.6(iii) (other than those made by the Borrower to effect a Borrower Stock Purchase) paid by the Borrower or any Subsidiary for the fiscal quarter most recently ended and the immediately preceding three fiscal quarters."

          (d)  The following sentence is inserted after the first sentence of
Section 2.1(d):

     "If all or any part of the requested Revolving Loans are to be used by the Borrower for a Borrower Stock Purchase, such notice shall further (i) specify (A) the amount of requested Revolving Loans to be used for such Borrower Stock Purchase, (B) the aggregate amount of Revolving Loans used for Borrower Stock Purchases since the Initial Closing Date, (C) the aggregate consideration paid for Borrower Stock Purchases since the Initial Closing Date, (D) the aggregate number of shares of the Borrower purchased by the Borrower since the Initial Closing Date and (E) the total number of issued and outstanding shares of the Borrower of any class, and (ii) include a representation that the use of the requested Revolving Loans for such Borrower Stock Purchase shall not cause the aggregate consideration paid for Borrower Stock Purchases to exceed $150,000,000 or cause the aggregate percentage of such purchased stock to exceed 10% of issued common stock of the Borrower."

          (e) Section 3.15(c) is amended as follows: (A) the "and" before clause (iv) is deleted and a "," is inserted in its place, and (B) the period at the end of clause (iv) is deleted and the following is inserted in its place:

     "and (v) for Borrower Stock Purchases."

          (f) Section 6.5 is amended by deleting the period at the end of thereof and inserting the following:

     "; provided that the Borrower may sell Station KLUZ, Channel 41, Albuquerque, New Mexico, subject to Section 2.6(a), to Entravision for $1,000,000 in cash, plus the option to buy a 2% equity interest (in addition to its existing option to acquire equity in Entravision) in Entravision (provided, further, that the Borrower shall have delivered to the Administrative Agent, prior to such sale, an executed copy of such option agreement)."

          (g) Section 6.6 is amended as follows: (A) clause (iii) is amended in its entirety to read as follows:

          "(iii) such other Restricted Payments as the Borrower or its Subsidiaries may elect to make, provided that (x) the Total Debt Ratio as of the date of the most recent quarterly or annual financial statements delivered pursuant to Section 5.1 after giving effect to the making of such Restricted Payment is less than 3.50:1, (y) no Default has occurred and is continuing or would result from the making of such Restricted Payment, and
     (z) the Borrower is in compliance with the Fixed Charge Coverage Ratio (calculated on a basis so as to include such Restricted Payments as a fixed charge, except for such Restricted Payments relating to Borrower Stock Purchases) as of the date thereof; and"

and (B) the following new sentence is added to the end of Section 6.6:

     "Further, notwithstanding anything herein to the contrary, the Borrower shall not permit (i) the aggregate amount of Restricted Payments for Borrower Stock Purchases to exceed $150,000,000 or (ii) the aggregate percentages of such purchased shares to exceed 10% of the issued common stock of the Borrower."

          (h) All references to "Banque Paribas" are hereby amended to refer to "Paribas".

     SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective, as of the date first above written, upon satisfaction of the following:

          (a) this Amendment shall have been executed by each of the Borrower and the Majority Lenders and counterparts of this document so executed shall have been delivered to the Administrative Agent;

          (b) the Administrative Agent shall have received evidence of the Guarantors' consent to the Amendment, substantially in the form of EXHIBIT A attached hereto;

          (c) the Administrative Agent shall have received a copy of the resolutions of the Board of Directors of the Borrower, dated as of the date first above written, authorizing the execution, delivery and performance of this Amendment;

          (d) the representations and warranties contained in the Credit Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders prior to or on the effective date hereof are correct on and as of such date except to the extent that such representations and warranties expressly relate to an earlier date and no Default has occurred and is continuing or would result from the execution, delivery and performance of this Amendment and the Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying these statements; and

          (e) the Managing Agents and the Administrative Agent shall have received payment of all fees, costs, expenses and taxes accrued and unpaid and otherwise due and payable on or before the effective date hereof by the Borrower in connection with this Amendment.

     SECTION 3. REPRESENTATIONS AND WARRANTIES. (a) The Borrower represents and warrants that it has duly authorized and approved the execution and delivery of, and the performance by the Borrower of the obligations on its part contained in, the Credit Agreement, as amended by this Amendment, and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with the terms thereof.

          (b) The Borrower represents and warrants that to the best of the Borrower's knowledge, all approvals, consents and orders of, or filings with, any governmental authority, legislative body, board, agency or commission having jurisdiction which would constitute a condition precedent to the due performance by the Borrower of its Obligations, or the absence of which would cause a Material Adverse Effect, have been duly obtained.

          (c) The Borrower represents and warrants that the sale of all equity interests in and assets of Station KLUZ does not constitute either a sale of a material portion of the assets of the Borrower or the Borrower and its Subsidiaries, taken as a whole or a material portion of the Collateral or the Guarantor Collateral and further represents and warrants that such equity interests and assets constitute less than 5% of the total assets of the Borrower and its Subsidiaries taken as a whole.

          (d) The Borrower represents and warrants that, at the time of the consummation of any Borrower Stock Purchase, such purchase shall be duly authorized on behalf of the Borrower by all necessary corporate action.

     SECTION 4. MISCELLANEOUS. (a) This Amendment shall be binding upon the successors and assigns of the Borrower and the

Lenders and shall, together with the rights and remedies of the Lenders hereunder, inure to the benefit of the Lenders and their successors and assigns.

          (b) Except as expressly set forth herein, all provisions of the Credit Agreement and all other Loan Documents shall continue in full force and effect.

          (c) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts so executed and delivered shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          (d) This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York (without reference to its choice of law rules).

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed as of the date first above written.


                                       UNIVISION COMMUNICATIONS INC.


                                       By /s/ ROBERT V. CAHILL
                                         -------------------------
                                         Name:  Robert V. Cahill
                                         Title: Vice President and Secretary



                                       THE CHASE MANHATTAN BANK,
                                       as Administrative Agent, as
                                       a Managing Agent and as a Lender


                                       By /s/ JOHN P. HALTMAIER
                                         -------------------------
                                         Name:  John P. Haltmaier
                                         Title: Vice President



                                       PARIBAS, as a Managing Agent
                                       and as a Lender


                                       By /s/ LEE S. BUCKNER
                                         -------------------------
                                         Name:  Lee S. Buckner
                                         Title: Managing Director


                                       By /s/ JUDITH A. DOWLING
                                         -------------------------
                                         Name:  Judith A. Dowling
                                         Title: Vice President



                                       THE BANK OF NEW YORK, as a
                                       Co-Agent and as a Lender


                                       By /s/ VINCENT L. PACILIO
                                         -------------------------
                                         Name:  Vincent L. Pacilio
                                         Title: Senior Vice President

                                       NATIONSBANK OF TEXAS, N.A.,
                                       as a Co-Agent and as a Lender


                                       By /s/ CARL F. SALAS
                                         -------------------------
                                         Name:  Carl F. Salas
                                         Title: Vice President



                                       ABN AMRO BANK N.V.,
                                       as a Lender


                                       By /s/ RICHARD LAVINA
                                         -------------------------
                                         Name:  Richard Lavina
                                         Title: Group Vice President


                                       By /s/ MIGUEL CASTILLO
                                         -------------------------
                                         Name:  Miguel Castillo
                                         Title: Corporate Officer



                                       BANK OF AMERICA NT&SA,
                                       as a Lender


                                       By /s/ CARL F. SALAS
                                         -------------------------
                                         Name:  Carl F. Salas
                                         Title: Vice President



                                       BANKBOSTON, N.A.,
                                       as a Lender


                                       By /s/ DANIEL M. KORTICK
                                         -------------------------
                                         Name:  Daniel M. Kortick
                                         Title: Director



                                       BANK OF HAWAII,
                                       as a Lender


                                       By /s/ BERNADINE M. HAVERTINE
                                         -------------------------
                                         Name:  Bernadine M. Havertine
                                         Title: Corporate Banking Officer

                                       BANK OF IRELAND,
                                       as a Lender


                                       By
                                         -------------------------
                                         Name:
                                         Title:



                                       BANK OF MONTREAL,
                                       as a Lender


                                       By /s/ ALLEGRA GRIFFITHS
                                         -------------------------
                                         Name:  Allegra Griffiths
                                         Title: Director



                                       BANK OF NOVA SCOTIA,
                                       as a Lender


                                       By /s/ VINCENT J. FITZGERALD, Jr.
                                         -------------------------
                                         Name:  Vincent J. Fitzgerald, JR.
                                         Title: Authorized Signatory



                                       BANQUE FRANCAISE DU COMMERCE EXTERIEUR,
                                       as a Lender


                                       By
                                         -------------------------
                                         Name:
                                         Title:


                                       By
                                         -------------------------
                                         Name:
                                         Title:

                                       BANQUE NATIONALE DE PARIS,
                                       as a Lender


                                       By /s/ CLIVE BETTLES
                                         -------------------------
                                         Name:  Clive Bettles
                                         Title: Senior Vice President & Manager


                                       By /s/ JANICE HO
                                         -------------------------
                                         Name:  Janice Ho
                                         Title: Vice President



                                       BARNETT BANK, N.A.,
                                       as a Lender


                                       By
                                         -------------------------
                                         Name:
                                         Title:



                                       CIBC INC.,
                                       as a Lender


                                       By /s/ TEFTA GHILAGA
                                         -------------------------
                                         Name:  Tefta Ghilaga
                                         Title: Executive Director
                                       CIBC Oppenheimer Corp., as Agent



                                       CREDIT AGRICOLE INDOSUEZ,
                                       as a Lender


                                       By /s/ CRAIG WELCH
                                         -------------------------
                                         Name:  Craig Welch
                                         Title: First Vice President


                                       By /s/ CHERYL SOLOMETO
                                         -------------------------
                                         Name:  Cheryl Solometo
                                         Title: Vice President



                                       CREDIT LYONNAIS,
                                       as a Lender


                                       By
                                         -------------------------
                                         Name:
                                         Title:

                                       THE DAI-ICHI KANGYO BANK, LTD.,
                                       as a Lender


                                       By /s/ MARVIN M. LAZAR
                                         -------------------------
                                         Name:  Marvin M. Lazar
                                         Title: Assistant Vice President



                                       FIRST HAWAIIAN BANK,
                                       as a Lender


                                       By /s/ JAMES C. POLK
                                         -------------------------
                                         Name:  James C. Polk
                                         Title: Assistant Vice President



                                       FIRST UNION NATIONAL BANK,
                                       as a Lender


                                       By /s/ DAVID B. KRAYBILL
                                         -------------------------
                                         Name:  David B. Kraybill
                                         Title: AVP



                                       FLEET BANK, N.A.
                                       as a Lender


                                       By /s/ GARRET KOMJATHY
                                         -------------------------
                                         Name:  Garret Komjathy
                                         Title: Vice President



                                       THE FUJI BANK, LIMITED,
                                       as a Lender


                                       By
                                         -------------------------
                                         Name:
                                         Title:

                                       THE INDUSTRIAL BANK OF JAPAN,
                                       LIMITED, LOS ANGELES AGENCY,
                                       as a Lender


                                       By
                                         -------------------------
                                         Name:
                                         Title:



                                       LTCB TRUST COMPANY,
                                       as a Lender


                                       By
                                         -------------------------
                                         Name:
                                         Title:



                                       MELLON BANK, N.A.,
                                       as a Lender


                                       By
                                         -------------------------
                                         Name:
                                         Title:



                                       ROYAL BANK OF CANADA,
                                       as a Lender


                                       By /s/ BARBARA E. MEIJER
                                         -------------------------
                                         Name:  Barbara E. Meijer
                                         Title: Senior Manager



                                       THE SANWA BANK, LIMITED,
                                       as a Lender


                                       By /s/ JEAN-MICHEL FATOVIC
                                         -------------------------
                                         Name:  Jean-Michel Fatovic
                                         Title: Vice President

                                       SOCIETE GENERALE,
                                       as a Lender


                                       By /s/ MARK VIGIL
                                         -------------------------
                                         Name:  Mark Vigil
                                         Title: Director



                                       THE SUMITOMO BANK, LTD.,
                                       as a Lender


                                       By
                                         -------------------------
                                         Name:
                                         Title:



                                       SUNTRUST BANK, CENTRAL FLORIDA,
                                       N.A., as a Lender


                                       By /s/ RONALD K. RUEVE
                                         -------------------------
                                         Name:  Ronald K. Rueve
                                         Title: Vice President



                                       UNION BANK OF CALIFORNIA, N.A.,
                                       as a Lender


                                       By /s/ JENNY DONGO
                                         -------------------------
                                         Name:  Jenny Dongo
                                         Title: Assistant Vice President



                                       CITY NATIONAL BANK,
                                       as a Lender


                                       By /s/ DAVID J. ALLEN
                                         -------------------------
                                         Name:  David J. Allen
                                         Title: Vice President

                                                                       EXHIBIT A


                  GUARANTORS' CONFIRMATION AND ACKNOWLEDGMENT




     Reference is made to that certain Credit Agreement dated as of September 26, 1996 (as amended, the "Credit Agreement") among Univision Communications Inc. (the "Borrower"), Paribas ("Paribas") and The Chase Manhattan Bank ("Chase"), as Managing Agents, Chase, as Administrative Agent, and Paribas, Chase and the other financial institutions party thereto as lenders (collectively, the "Lenders"). (Capitalized terms used herein and not defined shall have the meanings assigned to them in the Credit Agreement.) Each of the undersigned has unconditionally, continually and irrevocably guaranteed the obligations of the Borrower then or thereafter existing under the Credit Agreement and the Notes, is a "Guarantor" and has executed and delivered a "Guarantee" thereunder.

     Each Guarantee provides that each Guarantor's obligations thereunder shall remain in full force and effect without regard to, and shall not be affected or impaired by any change in any term of any of the obligations of the Borrower or any amendment of the Credit Agreement and that any such change or amendment may be taken without the consent of, or notice to, such Guarantor. Notwithstanding the foregoing, each of the undersigned Guarantors acknowledges that it has received a copy of the Second Amendment to Credit Agreement dated as of November 6, 1998 (the "Second Amendment") and hereby consents to amendments and changes to the Credit Agreement made by the Second Amendment and agrees that such Guarantor's obligations under its respective Guarantee, including the punctual payment when due of all of the obligations of the Borrower now or hereafter existing under the Credit Agreement and the Notes shall remain in full force and effect in all respects.

Dated as of November 6, 1998.


                                             UNIVISION TELEVISION GROUP, INC.

                                             By: /s/ ROBERT V. CAHILL
                                                 -------------------------------
                                             Name: Robert V. Cahill
                                                   -----------------------------
                                             Title: Vice President and Secretary
                                                    ----------------------------

                                             PTI HOLDINGS, INC.

                                             By: /s/ ROBERT V. CAHILL
                                                 -------------------------------
                                             Name: Robert V. Cahill
                                                   -----------------------------
                                             Title: Vice President and Secretary
                                                    ----------------------------


                                             GALAVISION, INC.

                                             By: /s/ ROBERT V. CAHILL
                                                 ------------------------------
                                             Name: Robert V. Cahill
                                                   ----------------------------
                                             Title: Vice President and Secretary
                                                    ----------------------------


                                             SUNSHINE ACQUISITION CORP.

                                             By: /s/ ROBERT V. CAHILL
                                                 ------------------------------
                                             Name: Robert V. Cahill
                                                   ----------------------------
                                             Title: Vice President and Secretary
                                                    ----------------------------


                                             SUNSHINE ACQUISITION, L.P.

                                             By: /s/ ROBERT V. CAHILL
                                                 -------------------------------
                                             Name: Robert V. Cahill
                                                   -----------------------------
                                             Title: Vice President and Secretary
                                                    ----------------------------


                                             THE UNIVISION NETWORK
                                             LIMITED PARTNERSHIP

                                             By:  /s/ ROBERT V. CAHILL
                                                  ------------------------------
                                             Name: Robert V. Cahill
                                                   -----------------------------
                                             Title: Vice President and Secretary
                                                    ----------------------------